EXHIBIT 10.10




                           BANKATLANTIC BANCORP, INC.
                         RESTRICTED STOCK INCENTIVE PLAN


1. Purpose. The purpose of the Plan is to provide additional incentive to those officers and key employees of Ryan, Beck & Co., Inc. ("Ryan Beck") and its Subsidiaries whose substantial contributions are essential to the continued growth and success of Ryan Beck's business in order to strengthen their commitment to Ryan Beck and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of Ryan Beck. To accomplish such purposes, the Plan provides that Ryan Beck's parent, BankAtlantic Bancorp, Inc. (the "Company") may grant Eligible Employees Restricted Stock Awards.

2.       Definitions.  For purposes of this Plan:
(a) "Agreement" means the written agreement between the Company, Ryan Beck and a Grantee, in the form specified by the Board, evidencing the grant of an Award and setting forth the terms and conditions thereof.

(b) "Award" means a grant of Restricted Stock. (c) "Board" means the Board of Directors of Ryan Beck.
(d) "Change in Capitalization" means any increase, reduction, change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, or other similar change in capitalization.

(e) "Code" means the Internal Revenue Code of 1986, as amended.

(f) With respect to any executive officer or director of the Company who is a participant in the Plan, "Committee" means a committee consisting solely of at least two (2) Non-Employee Directors (as defined in Rule 16b-3 of the Exchange
Act) of the  Company who are also  Outside  Directors  (as  defined  pursuant to
Section 162(m) of the Code) appointed by the board of directors of the Company to administer the Plan. With respect to any other participant, "Committee" means a Committee of the Board of Ryan Beck consisting of at least two (2) directors of the Board appointed by the Board to administer the Plan. (g) "Company" means BankAtlantic Bancorp, Inc. , a Florida corporation. (h) "Disability" means the condition which results when an individual has become permanently and totally disabled within the meaning of Section 105(d)(4) of the Code. (i) "Eligible Employee" means any officer or other key employee of Ryan Beck or a Subsidiary designated by the Board as eligible to receive Awards subject to the conditions set forth herein. (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended. (k) "Grantee" means a person to whom an Award has been granted under the Plan. (l) "Plan" means the BankAtlantic Bancorp, Inc. Restricted Stock Incentive Plan as set forth in this instrument and as it may be amended from time to time. (m) "Restricted Stock" means Shares issued or transferred to an Eligible Employee which are subject to restrictions as provided in Section 6 hereof. (n) "Shares" means the Class A common stock, par value $0.01, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization). (o) "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Ryan Beck, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. 3. Administration.

(a) Subject to the discretionary authority expressly granted herein to the Company Board of Directors, the Plan shall be administered by the Board of Directors of Ryan Beck and/or a Committee of the Board of Directors of Ryan Beck to which the Board by resolution has delegated some or all of its authority or by a Committee of the Company. If the Plan is administered by a Committee, the Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Awards, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

         Subject to the express terms and conditions set forth herein, the Board and/or the Committee shall have the power from time to time:

(1) to select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such shares or rights, and the purchase price per share, if any, of Restricted Stock;

(2) to construe and interpret the Plan and the Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Grantees; (3) to determine the duration and purposes for leaves of absence which may be granted to a Grantee without constituting a termination of employment or service for purposes of the Plan; (4) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of Ryan Beck and the Company with respect to the Plan; and (b) The Board of Directors or the Compensation Committee of the Company may establish the maximum number of Shares (the "Annual Cap") which may be granted pursuant to all Awards under the Plan on an annual basis (completed per fiscal year) and, if it does so, it shall immediately notify Ryan Beck's Board of Directors in writing. Notwithstanding anything herein to the contrary, after such written notice, in no event shall the body administering the Plan have the authority to grant Awards in any year for a number of Shares in excess of the Annual Cap, if any, without the prior approval of the Company Board of Directors.

4.            Stock Subject to Plan.

(a) The maximum number of Shares that may be issued or transferred pursuant to all Awards under this Plan is 750,000 of which not more than 250,000 Shares may be issued or transferred pursuant to Awards to any one Eligible Employee. In each case, upon a Change in Capitalization, the Shares shall be appropriately adjusted to reflect such Change in Capitalization.

(b) Whenever any Shares subject to an Award are resold to the Company, or are forfeited for any reason pursuant to the terms of the Plan, such Shares may again be the subject Awards hereunder. 5. Eligibility. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Awards but no person shall receive any Awards unless he is an employee of Ryan Beck or a Subsidiary at the time the Award is granted.

6. Restricted Stock. The Committee may grant Awards of Restricted Stock which shall be evidenced by an Agreement between the Company, Ryan Beck and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Board and/or Committee may require and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock will be subject to the restrictions set forth in this Section 6 and in the Agreement for the periods set forth in the Agreement. Awards of Restricted Stock shall be subject to the following terms and provisions: (a) Rights of Grantee.

(i) Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of and deposited with the Ryan Beck Restricted Stock Grant Committee on behalf of and for the benefit of the Grantee as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Grantee, provided that the Grantee has executed an Agreement evidencing the Award and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Shares. If the Committee has required, but the Grantee has failed to execute, the Agreement evidencing a Restricted Stock Award or if the Grantee has failed to pay the purchase price, if any, for the Restricted Stock, the Award shall be null and void. Except as restricted by the terms of the Plan and the Agreement, upon the delivery of the Shares to Ryan Beck, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote, if applicable, and to receive, subject to Section 6(d), all dividends or other distributions paid or made with respect to the Shares.

(ii) If a Grantee receives rights or warrants with respect to any Shares which were awarded to him as Restricted Stock, such rights or warrants or any Shares or other securities he acquires by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided by this Plan.

(b) Non-Transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 6(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. Upon the termination of employment of the Grantee, all of such Shares with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares. The Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

(c)               Lapse of Restrictions.
(i) Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of performance criteria as the Board and/or Committee may determine; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is then and has continuously been an employee of Ryan Beck or a Subsidiary from the date the Award was granted.

(ii) In the event of termination of employment as a result of the death or Disability of a Grantee, restrictions upon a proportion of the Shares of
Restricted Stock awarded to such Grantee shall thereupon immediately lapse, which proportion shall equal the number of full months which have elapsed from the date of the Award, divided by the number of full months in the original restricted period. (iii) In connection with a Grantee's termination of employment, Ryan Beck's Board of Directors or the Ryan Beck Committee, may provide in the Award Agreement or by written notice for the acceleration of the vesting of any Award of Restricted Stock. (d) Treatment of Dividends. In the absence of language to the contrary in the Agreement, cash dividends declared or paid on Shares of Restricted Stock by the Company shall be paid to the Grantee when paid by the Company unless the Committee, in its full discretion, determines that the payment to the Grantee of cash dividends, or a specified portion thereof, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such shares, in which case such cash dividends shall be paid over to the Grantee and (ii) the forfeiture of such Shares under
Section 6(b) hereof, in which case such cash dividends shall be forfeited to the Company. In the event of such deferral, such cash dividends shall be held by the Company for the account of the Grantee pending vesting or forfeiture as provided for in the immediately preceding sentence and Section 6(b). In the event of such deferral, interest shall be credited on the amount of cash dividends held by the Company for the account of the Grantee from time to time at such rate per annum as the Committee, in its discretion, may determine. In the absence of language to the contrary in the Agreement, distributions or stock dividends declared or paid on Shares of Restricted Stock by the Company shall be issued in the name of and deposited with the Ryan Beck Committee on behalf of and for the benefit of the Grantee and held pending the earlier to occur of (i) the lapsing of the restrictions imposed upon such Shares, in which case such distributions or stock dividends shall then be paid over to the Grantee in the manner provided in
Section 6(e), and (ii) the forfeiture of such Shares under Section 6(b) hereof, in which case such distributions or stock dividends shall be forfeited to the Company.

(e) Delivery of Shares. When the restrictions imposed hereunder and in the Agreement expire or have been cancelled with respect to one or more shares of Restricted Stock, the Company shall notify the Grantee. Ryan Beck shall then return the certificate covering the Shares of Restricted Stock to the transfer agent, direct the transfer agent to deliver to the Grantee (or such Grantee's legal representative, beneficiary or heir) a certificate for a number of shares of Class A Common Stock of the Company, without any legend or restrictions (except those required by any federal or state securities laws), equivalent to the number of Shares of Restricted Stock for which restrictions have been cancelled or have expired and including any distributions or stock dividends which the Committee may have deferred pursuant to Section 6(d). A new certificate covering Shares of Restricted Stock previously awarded to the Grantee which remain restricted shall be issued to Ryan Beck and held by Ryan Beck and the Plan and the Agreement, as each relates to such shares, shall remain in effect.

7. Release of Financial Information. The Company shall deliver a copy of its annual report to stockholders to each Grantee at the time such report is distributed to the Company's stockholders. Upon request by a Grantee, the Company shall furnish to each Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act, since the end of the Company's prior fiscal year.

8. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of its effective date and no Award may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that no amendment shall be effective unless approved by the Board of Directors of the Company and the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will: (a) increase the number of Shares as to which Awards may be granted under the Plan; or

     (b) hange the class of persons eligible to participate in the Plan. rights and obligations under any Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Grantee.

9. Non-Exclusivity of the Plan. The adoption of the Plan by the board of directors of the Company shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the board of directors of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options, and such arrangements may be either applicable generally or only in specific cases.

10. Limitation of Liability. As illustrative of the limitations of liability of the Company and Ryan Beck, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to; (a) give any person any right to be granted an Award other than at the sole discretion of the Board and/or the Committee;

(b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan; (c) limit in any way the right of the Company or Ryan Beck to terminate the employment of any person at any time; or (d) be evidence of any agreement or understanding, expressed or implied, that the Company or Ryan Beck will employ any person in any particular position at any particular rate of compensation or for any particular period of time. 11. Regulations and Other Approvals; Governing Law.

(a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Florida without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

(b) The obligation of the Company to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, the rules and regulations of any applicable securities exchange and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee. (c) With respect to any executive officer or director of Ryan Beck, the Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and, to the extent the Committee so determines, Section 162(m) of the Code and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith to the extent necessary. (d) Except as otherwise provided in Section 8, the Board or the Committee may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or securities exchange. (e) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Shares, no Shares shall be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions unacceptable to the Committee. (f) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.
12. Miscellaneous.

(a) Multiple Agreements. The terms of each Award may differ from other Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Awards previously granted to that Eligible Employee. The grant of multiple Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

(b) Withholding of Taxes. The Company shall have the right to deduct from any distribution of cash to any Grantee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Award. Notwithstanding anything to the contrary contained herein, if a Grantee is entitled to receive Shares pursuant to an Award, the Company shall have the right to require such Grantee, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts which the Company is required by law to withhold. (c) Designation of Beneficiary. Each Grantee may, with the consent of the Committee, designate a person or persons to receive in the event of his/her death, any Award or any amount payable pursuant thereto, to which he/she would then be entitled. Such designation will be made upon forms supplied by and delivered to Ryan Beck and may be revoked in writing. If a Grantee fails effectively to designate a beneficiary, then his/her estate will be deemed to be the beneficiary. 13. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board of Directors of the Company, subject only to the approval at a meeting of shareholders of the Company by the minimum vote required by the New York Stock Exchange. No Awards of the Company shall vest under this Plan unless such shareholder approval is obtained.